UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010
______________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

2000 W. Sam Houston Pkwy. S.,		77042
Suite 1700		(Zip Code)
Houston, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2010, Bristow Group Inc. (the “Company”) announced that Elizabeth D. Brumley, Vice President, Finance and Chief Financial Officer of the Company, will be departing the employ of the Company effective June 15, 2010. She will receive severance payments in accordance with the termination “other than for Cause” provisions of her Severance Benefits Agreement.  William E. Chiles, President and Chief Executive Officer of the Company, will serve as Chief Financial Officer until a successor is identified.

A copy of the news release relating to this disclosure is furnished herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release of Bristow Group Inc. dated June 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2010

BRISTOW GROUP INC.
(Registrant)

By: /s/ Randall A. Stafford
      Randall A. Stafford
      Vice President, General Counsel
       and Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	News Release of Bristow Group Inc. dated June 8, 2010